UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

Surrey Bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50313	59-3772016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

145 North Renfro Street, Mt. Airy, North Carolina 27030

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (336) 783-3900

Former name or former address, if changed since last report N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities.

On December 1, 2010, Surrey Bancorp (“Surrey”) entered into binding subscription agreements for the sale of 181,154 shares of its Series D Preferred Stock. The Series D Preferred Stock was created pursuant to the filing of Articles of Amendment with the North Carolina Secretary of State on November 30, 2010, which is described under Item 5.03 below, the text of which is incorporated herein by reference. The purchase price for each share of Series D Preferred Stock being sold is $7.08. The shares of Series D Preferred Stock are being sold in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Rule 506 of Regulation D promulgated pursuant thereto. The shares of Series D Preferred Stock are convertible into shares of Surrey’s common stock at the election of the holder at any time after the shares are issued.

Item 5.03 Amendments to Articles of Incorporation and Bylaws; Changes in Fiscal Year.

On November 30, 2010, Articles of Amendment filed by Surrey with the North Carolina Secretary of State became effective. The Articles amend Article II of Surrey’s Articles of Incorporation to create a new Series D Preferred Stock. Of the 1,000,000 shares of preferred stock authorized, 200,000 shall be authorized for issuance as Series D Preferred Stock. The Series D Preferred Stock will rank on par with Surrey’s Series A, B & C Preferred Stock. The Series D Preferred Stock pays a dividend at a rate of 5.0% per annum, has a liquidation value of $7.08 per share and is convertible into one share of common stock at the election of the holder, but is not redeemable at the option of the holder. Provided that the market value of Surrey’s common stock is $8.85 on or after January 1, 2014, Surrey may redeem all or a portion of the outstanding shares of Series D Preferred Stock at a redemption price of $7.08 per share. The amendment creating the Series D Preferred Stock was approved by Surrey’s Board of Directors at its regular meeting on November 30, 2010. The above is only a summary of the material terms of the Series D Preferred Stock and is qualified in its entirety by the terms of the Articles of Amendment, a copy of which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of Surrey Bancorp effective November 30, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Surrey Bancorp has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Surrey Bancorp

December 3, 2010	By:	/s/ Mark H. Towe
	Name:	Mark H. Towe
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment of Surrey Bancorp effective November 30, 2010